              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

WE HEREBY CONSENT TO THE USE IN THIS REGISTRATION STATEMENT ON FORM S-1 OF OUR REPORT DATED DECEMBER 18, 1995 RELATING TO THE FINANCIAL STATEMENTS OF GAMING VENTURE CORP., U.S.A. AS OF OCTOBER 31, 1995, AND THE REFERENCE TO OUR FIRM UNDER THE CAPTION "EXPERTS" IN THE REGISTRATION STATEMENT.


                                   /s/ Winter, Scheifley & Associates, P.C.
                                   WINTER, SCHEIFLEY & ASSOCIATES, P.C.
                                   CERTIFIED PUBLIC ACCOUNTANTS

MAY 22, 1996
ENGLEWOOD, COLORADO